UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 24, 2006

    Beach First National Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-22503	57-1030117
(Commission File Number)	(IRS Employer Identification No.)

1550 Oak Street, Myrtle Beach, South Carolina (Address of Principal Executive Offices)	29577 (Zip Code)

    (843) 626-2265
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

        On October 24, 2006, Beach First National Bancshares, Inc. issued a press release announcing that the board of directors declared a 50% stock dividend payable to shareholders of record as of the close of business on December 1, 2006. The dividend will be payable on December 21, 2006. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                 The following exhibit is filed as part of this report:

Exhibit
Number           Description

99.1                   Press Release dated October 24, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2006	BEACH FIRST NATIONAL BANCSHARES, INC. By: /s/ Richard N. Burch Richard N. Burch Chief Financial Officer

3